                                                                EXHIBIT 10.8(f)

                          AMENDMENT NUMBER FIVE (5) TO
                 AGREEMENT FOR THE LICENSING OF IBM TECHNOLOGY
                            AGREEMENT NUMBER JWQ9308


WHEN EXECUTED, this document shall become Amendment Number Five (5) (hereinafter referred to as "Amendment") to Agreement for the Licensing of IBM Technology Number JWQ9308 (hereinafter referred to as "Agreement") dated February 3, 1993 by and between Syntellect, Inc. (hereinafter referred to as "Syntellect") and International Business Machines Corporation (hereinafter referred to as "IBM").

WHEREAS, Syntellect and IBM hereby agree to modify and amend the Agreement as set forth herein. All other terms and conditions of the Agreement not expressly modified by this Amendment, or any other previous Amendments not superseded, shall remain unchanged and shall remain in full force and effect.

Supplement Number 01 dated February 3, 1993, for the licensing of IBM's CallPath DirectTalk/2 Object Code, is hereby amended to incorporate the LICENSED WORK called IBM CallPath DirectTalk/2 Version 2 Voice Processing System. Therefore Supplement Number 01 is hereby modified as follows:

1.      Refer to Section 1.1, Description of Licensed Work, after
        "...DirectTalk/2" and before "under" in line 2 insert "and IBM CallPath DirectTalk/2 Version 2 Voice Processing System".

2.      Refer to Section 5.1 LICENSED CODE and add the following:

        One copy of Golden Diskettes containing CallPath DirectTalk/2
        Version 2 Voice Processing System Object Code......... 60 DAC

3.      Section 5.2 LICENSED DOCUMENTATION and add the following:

        DirectTalk/2 General Information and Planning Guide ....... D
        DirectTalk/2 Application Programmers Guide ................ D
        DirectTalk/2 Installation Guide ........................... S
        DirectTalk/2 Administrator's Guide ........................ S
        DirectTalk/2 Application Development Guide ................ S
        DirectTalk/2 DirectTalk/2 User's Quick Reference .......... S

        LANGUAGE PUBLICATIONS
        DT/2 Language Pub for Afrikaans ........................... S
        DT/2 Language Pub for Arabic .............................. S
        DT/2 Language Pub for Belgian French ...................... S
        DT/2 Language Pub for Catalan ............................. S
        DT/2 Language Pub for Danish .............................. S
        DT/2 Language Pub for Dutch ............................... S
        DT/2 Language Pub for Finnish ............................. S
        DT/2 Language Pub for Flemish ............................. S

    DT/2 Language Pub for French..................................S
    DT/2 Language Pub for German..................................S
    DT/2 Language Pub for Italian.................................S
    DT/2 Language Pub for Norwegian...............................S
    DT/2 Language Pub for Portuguese..............................S
    DT/2 Language Pub for Spanish.................................S
    DT/2 Language Pub for Swedish.................................S
    DT/2 Language Pub for Swiss French............................S
    DT/2 Language Pub for Swiss German............................S
    DT/2 Language Pub for Swiss Italian...........................S
    DT/2 Language Pub for UK English..............................S
    DT/2 Language Pub for US English..............................S
    DT/2 Language Pub for Brazil Portuguese.......................S
    DT/2 Language Pub for Mexican Spanish.........................S
    DT/2 Language Pub for Canadian French.........................S
    DT/2 Language Pub for Bahasa Malaysian........................S
    DT/2 Language Pub for Cantonese...............................S
    DT/2 Language Pub for Japanese................................S
    DT/2 Language Pub for Korean..................................S
    DT/2 Language Pub for Traditional Chinese.....................S

    NOTE: D = Available on Demand
          S = Shipped with LICENSED WORK

4.  Refer to Attachment 1 and add the following:

    CallPath DirectTalk/2 Version 2 Program Names and Part Numbers

    PROGRAM NUMBER: 5871-AAA

    Program Name                                        Part Number
    ------------                                        -----------
    DirectTalk/2 Version 2 -  2 Line System.............  97G5591
    DirectTalk/2 Version 2 -  4 Line System.............  97G5592
    DirectTalk/2 Version 2 -  8 Line System.............  97G5593
    DirectTalk/2 Version 2 - 12 Line System.............  97G5594
    DirectTalk/2 Version 2 - 16 Line system.............  97G5595
    DirectTalk/2 Version 2 - 24 Line System.............  97G5596
    DirectTalk/2 Version 2 - 32 Line System.............  97G5597
    DirectTalk/2 Version 2 - 48 Line System.............  97G5598

    DirectTalk/2 Version 2 Communication Feature........  97G5583
    DirectTalk/2 Version 2 Voice Messaging Option.......  97G5584
    DirectTalk/2 Version 2 Voice Recognition Option.....  97G5585
    DirectTalk/2 Version 2 Text-to-Speech Option........  97G5586
    DirectTalk/2 Version 2 Telecomm. Dev. for the Deaf.. 97G5587 DirectTalk/2 Version 2 US English Language Package.. 97G5588 DirectTalk/2 Version 2 Canadian French Language Pkg. 97G5589 DirectTalk/2 Version 2 Mexican Spanish Language Pkg. 97G5590

PROGRAM NUMBER: 5873-AAA

Line Upgrade

DirectTalk/2 Version 2 - 2 to  4 Line Upgrade ..........   97G5599
DirectTalk/2 Version 2 - 2 to  8 Line Upgrade ..........   97G5600
DirectTalk/2 Version 2 - 2 to 12 Line Upgrade ..........   97G5601
DirectTalk/2 Version 2 - 2 to 16 Line Upgrade ..........   97G5602
DirectTalk/2 Version 2 - 2 to 24 Line Upgrade ..........   97G5603
DirectTalk/2 Version 2 - 2 to 32 Line Upgrade ..........   97G5604
DirectTalk/2 Version 2 - 2 to 48 Line Upgrade ..........   97G5605
DirectTalk/2 Version 2 - 4 to  8 Line Upgrade ..........   97G5606
DirectTalk/2 Version 2 - 4 to 12 Line Upgrade ..........   97G5607
DirectTalk/2 Version 2 - 4 to 16 Line Upgrade ..........   97G5608
DirectTalk/2 Version 2 - 4 to 24 Line Upgrade ..........   97G5609
DirectTalk/2 Version 2 - 4 to 32 Line Upgrade ..........   97G5610
DirectTalk/2 Version 2 - 4 to 48 Line Upgrade ..........   97G5611
DirectTalk/2 Version 2 - 8 to 12 Line Upgrade ..........   97G5612
DirectTalk/2 Version 2 - 8 to 16 Line Upgrade ..........   97G5613
DirectTalk/2 Version 2 - 8 to 24 Line Upgrade ..........   97G5614
DirectTalk/2 Version 2 - 8 to 32 Line Upgrade ..........   97G5615
DirectTalk/2 Version 2 - 8 to 48 Line Upgrade ..........   97G5616
DirectTalk/2 Version 2 -12 to 16 Line Upgrade ..........   97G5617
DirectTalk/2 Version 2 -12 to 24 Line Upgrade ..........   97G5618
DirectTalk/2 Version 2 -12 to 32 Line Upgrade ..........   97G5619
DirectTalk/2 Version 2 -12 to 48 Line Upgrade ..........   97G5620
DirectTalk/2 Version 2 -16 to 24 Line Upgrade ..........   97G5621
DirectTalk/2 Version 2 -16 to 32 Line Upgrade ..........   97G5622
DirectTalk/2 Version 2 -16 to 48 Line Upgrade ..........   97G5623
DirectTalk/2 Version 2 -24 to 32 Line Upgrade ..........   97G5624
DirectTalk/2 Version 2 -24 to 48 Line Upgrade ..........   97G5625
DirectTalk/2 Version 2 -32 to 48 Line Upgrade ..........   97G5626


PROGRAM NUMBER: 5783-AAA

Program Package Upgrades From Version 1.x

DirectTalk/2 Version 2 - 2 to  4 Line Program Upgrade       97G5627
DirectTalk/2 Version 2 - 2 to  8 Line Program Upgrade       97G5628
DirectTalk/2 Version 2 - 2 to 12 Line Program Upgrade       97G5629
DirectTalk/2 Version 2 - 2 to 16 Line Program Upgrade       97G5630
DirectTalk/2 Version 2 - 2 to 24 Line Program Upgrade       97G5631
DirectTalk/2 Version 2  Communications Upgrade ......       97G5632
DirectTalk/2 Version 2  Voice Messaging Upgrade .....       97G5633
DirectTalk/2 Version 2  Voice Recognition Upgrade ...       97G5634
DirectTalk/2 Version 2  Text-to-Speech Upgrade ......       97G5635

    DirectTalk/2 Version 2  US English Language Upgrade         97G5636
    DirectTalk/2 Version 2  Canadian French Language Upgrade    97G5637
    DirectTalk/2 Version 2  Mexican Spanish Language Upgrade    97G5638



IN WITNESS WHEREOF, Syntellect and IBM have caused this Amendment to be executed by their duly authorized representatives as set forth above.


Accepted and Agreed To:

INTERNATIONAL BUSINESS                          SYNTELLECT, INC.
MACHINES CORPORATION

By:  /s/ William T. Maxwell                     By:  /s/ Thomas R. Mayer
   ----------------------------                    -------------------------

NAME:  William T. Maxwell                       NAME:  Thomas R. Mayer

TITLE: Director OEM Marketing                   TITLE: President & CEO

DATE:  2/13/1995                                DATE:  2/8/95